GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Commodity Strategy Fund

(the “Fund”)

Supplement dated November 15, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated April 29, 2024, as supplemented to date

Effective immediately, Nelson Louie, Senior Managing Director for sub-adviser CoreCommodity Management, LLC, will begin serving as a portfolio manager for the Fund. Robert B. Hyman, Managing Director for sub-adviser Core Commodity Management LLC, will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Commodity Strategy Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Nelson Louie—Senior Managing Director for sub-adviser CoreCommodity Management, LLC—has served as Portfolio Manager to the Fund and its CSF Subsidiary since November 2024, and Robert B. Hyman—Managing Director for sub-adviser CoreCommodity Management, LLC—has served as Portfolio Manager to the Fund and its CSF Subsidiary since January 2021.

The following row is added to the table in the “Service Providers—Fund Managers—Sub-Adviser Portfolio Management Team” section of the Prospectuses:

Nelson Louie Senior Managing Director for CoreCommodity	Portfolio Manager— Commodity Strategy	Since November 2024	Mr. Louie is a Portfolio Manager at CoreCommodity. Before joining CoreCommodity in September 2023, Mr. Louie was a Managing Director—Global Head of Commodities and a Senior Portfolio Manager for Credit Suisse Asset Management overseeing their commodities and volatility overlay strategies from August 2010 through November 2020. Prior to that, he was a Director at UBS and Managing Director at AIG Financial Products responsible for marketing commodities-based solutions. For 14 years until June 2007, Nelson was at Credit Suisse Asset Management where he managed and traded numerous derivatives-based investments including their enhanced equity and commodity indexing portfolios, volatility arbitrage strategies, equity hedging and currency overlay portfolios. Mr. Louie graduated from Union College in 1991 with a B.A. in Economics.

The following row is added under “Commodity Strategy Fund” in the table in the “Portfolio Managers—Other Accounts Managed by the Portfolio Managers” subsection of the “Management Services” section of the SAI:

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Name of Portfolio Manager	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Nelson Louie*	4	$2,040	2	$112	0	$0	0	$0	0	$0	0	$0

*	Information for this portfolio manager for this Fund is as of September 30, 2024.

The following row is added under “Commodity Strategy Fund” in the table in the “Portfolio Managers—Portfolio Managers’ Ownership of Securities in the Funds They Manage” subsection of the “Management Services” section of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Nelson Louie*	0

*	Information for this portfolio manager for this Fund is as of September 30, 2024.

The following replaces in its entirety the third paragraph of the “Side-by-Side Management” subsection of the “Portfolio Managers—Other Accounts Managed by the Portfolio Managers” subsection of the “Management Services” section of the SAI:

The following are our current specific allocation approaches. If multiple accounts qualify for participation in the purchase of a specific security or investment opportunity by a particular portfolio group, we will, in general, allocate the instruments among the accounts for which the instrument or investment opportunity is appropriate, on a fair and equitable basis. Mr. Hyman and Mr. Louie, portfolio managers for the Fund, also provide investment advice to other accounts as part of CoreCommodity’s Investor Solutions Group (“ISG”) division. Common trades on the same day among securities accounts managed by the same portfolio management group generally are allocated on the basis of the relative assets committed to the strategy at the average price per share among such accounts. Common trades (defined as same contract, same month or, separately, same spread, same month(s)) on the same day among commodity futures accounts managed by the same portfolio management group generally are aggregated and randomly allocated across such strategies by fill upon execution, or, in the case of the ISG, are generally allocated on the basis of the relative assets committed to the strategy at the average price per lot among such accounts. To the extent ISG engages in OTC transactions, such transactions are allocated on the basis of the relative assets committed to the strategy to the extent applicable. We may change these particular approaches from time to time to account for different markets, different investment instruments or other circumstances.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSATPMSTK 11-24